J P M O R G A N C H A S E S T R A T E G I C U P D A T E Marianne Lake, Chief Financial Officer February 27, 2018

J P M C I N T E R N A L U S E O N L Y Agenda Page Operating from a position of strength 1 8 Digital everything 31 Business strategy – performance and updates Consumer & Community Banking Corporate & Investment Bank Commercial Banking Asset & Wealth Management 32 39 45 49 Outlook 54 Reference materials 67 20 Payments everywhere

J P M C I N T E R N A L U S E O N L Y O P E R A T I N G F R O M A P O S I T I O N O F S T R E N G T H Proven operating model – positioned for success Complete Diversified Global Scale Mobile first – digital everything – multi-channel delivery Long-term strategic focus on growth and profitability Customer centric Execute with discipline – capital, expense and controls $ € ¥ £ Deeply integrated – payments as a holistic solution World-class technology and data capabilities 1

Our brands have never been stronger

J.P. Morgan and Chase

OPERATING FROM A POSITION OF STRENGTH

JPMC is recognized as a leader in global business



56 COMPANIES THAT ARE CHANGING THE WORLD
FORTUNE
BANKING ON DETROIT

Fortune's 2018 World's Most Admired Companies

1. Apple
2. Amazon
3. Alphabet
4. Berkshire Hathaway
5. Starbucks
6. Disney
7. Microsoft
8. Southwest
9. FedEx
10. JPMorgan Chase & Co.

"Top 50 Most Innovative Companies of 2018"
– The Boston Consulting Group

Chase brand

The Harris Poll

- 2017 Bank "**Brand of the Year**"[4]

KANTAR TNS.

- **#1** in **Retail Banking** for five years in a row
- **#1** in **Premier Banking** for a record six years in a row
- **#1 Primary Institution** for banking and cards among Millennials

"They've built a lifestyle brand out of [Sapphire Reserve] ...a part of your identity, like the clothes you wear"
– Bloomberg editorial[5]

JPM brand

J.P.Morgan

- **#1** of global large banks in *Interbrand's* Best Global Brand 2017
- **#1** Overall Global Fixed-Income Service Quality – *Greenwich Associates*[1]
- **#1** U.S. Equity Sales Trading & Execution Service Quality – *Greenwich Associates*[2]
- **Excellence Award** for Overall Digital Banking – *Greenwich Associates 2017*[3]
- **#1** Global Research Firm – *Institutional Investor*

Chase brand is #1 or tied for #1 in key categories[6]



Chase Brand Health 2017
#1
Ownership7
51%
Consideration8
72%
Familiarity9
86%
Awareness10
99%
Tie

Note: For footnoted information, refer to slide 77

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JPMORGAN CHASE & CO.

Attractive footprint with strong positioning across the U.S. and globally

Serving our customers across channels and geographies

National footprint across our businesses

North America: $80B+ revenue and ~70% of employees



Branch presence

Non-branch offices only

- Over **5,100** branches across the U.S. with over **16,000** ATMs
- Offices in **39** states with nationwide coverage for CIB, CB, AWM
- CB presence in **125** U.S. cities, coverage of all **Top 50** MSAs
- **~$2.3T** of client assets and over **5,000** WM client advisors[1]

Global model

International: $20B+ revenue and ~30% of employees



Region	Revenue	CIB	AWM
LatAm	~$2B revenue	CIB: $1.1B	AWM: $0.8B
EMEA	~$14B revenue	CIB: $11.3B	AWM: $2.0B
APAC	~$6B revenue	CIB: $4.5B	AWM: $1.2B

- Presence in over **100** markets
- Net revenue: ~**50%** of CIB and ~**30%** of AWM is international
- CB int'l revenue of **$323mm**, presence in **18** countries[2]
- **~$800B** of client assets and **~500** WM client advisors

Commitment and resources to build and maintain a global network

OPERATING FROM A POSITION OF STRENGTH

Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 78
Note: Data is as of or for the year ended December 31, 2017

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JPMORGAN CHASE & CO.

J P M C I N T E R N A L U S E O N L Y 6% 2% 5% 7% 5% 7% JPM BAC WFC C GS MS $22 $17 $15 $17 $8 $5 JPM BAC WFC C GS MS 13.6% 11.1% 11.3% 8.1% 11.3% 11.2% JPM BAC WFC C GS MS 13% 23% (14%) 13% 21% 28% JPM BAC WFC C GS MS 56% 62% 65% 57% 65% 73% JPM BAC WFC C GS MS $104 $88 $90 $72 $32 $38 JPM BAC WFC C GS MS Strong absolute and relative performance Financial overview O P E R A T I N G F R O M A P O S I T I O N O F S T R E N G T H Note: For footnoted information, refer to slide 79 FY2017 Managed overhead ratio1,4 FY2017 Managed revenue1,2 ($B) FY2017 YoY EPS3 FY2017 YoY TBVPS3,6FY2017 Net capital distribution ($B) 5% 10-year CAGR (6)% (2)% $27 $21 $16 $19 $9 4% (2)% $7 3% Net Income3 5 Financial metrics exclude the impact of tax reform FY2017 ROTCE3 9% 3% (5)% 12% 9% 3% 10-year CAGR 4

J P M C I N T E R N A L U S E O N L Y Continue to operate from a position of strength…across all key dimensions Financial overview O P E R A T I N G F R O M A P O S I T I O N O F S T R E N G T H Note: For footnoted information, refer to slide 80 2017 2016 DFAST loss rates7 5.7% 6.1% Adj. overhead ratio6 57% 57% Dividends per share $2.12 $1.88 CET11,2 12.1% 12.2% Total assets / RWA1,2 $2.5T / $1.5T $2.5T / $1.5T Firm SLR2 6.5% 6.5% GSIB3 3.5% 3.5% TLAC ext. LTD shortfall4  <$10B LCR and NSFR5 >100% >100% Net payout ratio 98% 65% Key dimensions 5

Capital has reached an inflection point

Medium-term expectations

OPERATING FROM A POSITION OF STRENGTH

Capital outlook


12.1%[1]
12.0%
11.0%
2017
Medium-term
Binding CET1 ratio
98%
~100%
2017
Medium-term[2]
Total net payout ratio

Capital allocation ($B)

Capital allocation unchanged from 2017	2018 Average retained equity[3]
Consumer & Community Banking	$51.0
Corporate & Investment Bank	70.0
Commercial Banking	20.0
Asset & Wealth Management	9.0
Total LOBs	**$150.0**
Corporate	35.0
Total Firm	**~$185.0**

Expect capital to move down within 11-12.0% corridor in the medium-term

[1] Reflects Basel III binding Fully Phased-In measure. See note 6 on slide 76
[2] Medium-term payout ratio is based on analyst estimates
[3] Reflects average CET1 capital. Total Firm based on analyst estimates

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J P M C I N T E R N A L U S E O N L Y O P E R A T I N G F R O M A P O S I T I O N O F S T R E N G T H Strong U.S. economic growth supports recalibration of GSIB coefficients Upward pressure on GSIB scores 4Q16 3Q17  U.S. economy has grown over 11%1 – no change to fixed coefficients – no increase in systemic risk  Federal Reserve has ability to recalibrate coefficients: “to ensure changes in economic growth do not unduly affect firms’ systemic risk scores”2 Overview 2014 2015 2016 2017 GSIB score Distance to next higher GSIB bucket 840 699 693 >700 JPM BAC GS MS WFC Current calibration of GSIB coefficients could become a barrier to further economic growth C (34) (33) (18) (33) (24) (2) Change3 ~$200B non- op. deposit reduction Recalibration could create >50 GSIB points of capacity 1 >11% cumulative nominal GDP grow th since the 2014 establishment of coefficients 2 Federal Register, Volume 80, No. 157, August 14, 2015 3 Change betw een 4Q16 and 3Q17 3 37 7 40 6 30 (12) 21 32 50 55 57 7

J P M C I N T E R N A L U S E O N L Y Digital everything 8

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

Digital capabilities are critical to our business

Why digital matters

Choice of bank


57%
of Millennials would change their bank for a better tech platform[1]
65%
of clients would consider leaving a firm if digital channels are not integrated[2]

Importance of digital leadership

Evolution of convenience[3]


2015
2017
51%
56%
2015
2017
46%
42%
Leading digital
Branch convenience

Non-branch factors are increasing perceptions of convenience

Traders

61% *of FX traders* extremely *likely to use mobile app to trade in 2018 – nearly double from last year*[4]

Corporates

76% of companies cite digital capabilities as "Highly" or "Very" important in selecting a banking partner[5]

WM clients

53% of WM clients view digital as #1 factor influencing their client service experience[6]

Our customers demand digital capabilities

Note: For footnoted information, refer to slide 81

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STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

The business case for digital is compelling

Why digital matters

Increased customer satisfaction

+19%
Net Promoter Score (NPS)[1,2,3]

#1 FX Single Dealer Platform
Euromoney FX Survey 2017

eXecute: Best Mobile Platform
Profit & Loss Digital FX Awards 2017

Increased retention & wallet

+10ppts
retention rates[1,2,4]

+118%
higher card spend[1,2,5]

85%
of wealthy individuals use financial apps[6]

+21ppts
in digitally active Business Banking clients[7]

+40%
higher deposit and investment share[1,2,8]

Business efficiencies

~99%
straight-through processing rate on ~$5T daily wholesale payments

~$365mm
benefit from paperless statements[9]

(94%)
lower cost per check deposits for digital transactions (QuickDeposit)[10]

~$0
marginal cost of many electronic trades approaches $0

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JPMORGAN CHASE & CO.

[1] For digitally engaged households
Note: For additional footnoted information, refer to slide 82

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

The customer is at the center of everything we do

Digital strategy

Delivering value

Choice

What they want, when they want, how they want

- Full set of products and services
- Flexible engagement model and multi-channel delivery

Security

Protecting the customer and the Firm

- Protect privacy of data
- Secure transactions
- Detect and mitigate fraud
- Safe and seamless

Ease of doing business

Delivered fast and simply

- Emphasizing user experience
- Real time services
- Automate and digitize
- Deeply integrated

Personalization

From transactions to integrated experiences

- Underwrite the whole customer
- Leveraging data and analytics for tailored customer solutions
- Create unique insights for each client
- Relevant through client lifecycle

Unique scale advantage

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STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

Enhancing the client onboarding process across the bank

Make it easy to become a client – and seamless to add products and services

Creating STREAMLINED and SIMPLIFIED client documentation + approval processes

Enhancing client onboarding to facilitate EXPEDITED + DIGITAL account opening

Enabling data collection from clients ONCE

~90% reduction in Treasury Services account opening time driven by DataOnce™

Single application increasing multi-product engagement by **25%** (Deposit + Card) and **12%** (Deposit + Merchant Services) for small business clients[1]

~85% reduction in WM advisor-supported client onboarding time[2]

Open a bank account online[3] or a self-directed investment account in Digital Wealth Management[4]… in minutes

Note: For footnoted information, refer to slide 83

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JPMORGAN CHASE & CO.

Customers rely on Chase digital offerings throughout their daily lives

Providing choice, security, ease and personalization

Everyday activities enabled by Chase			Embedded in customers' lives
Get cash...		...using a **Chase eATM**	**5** ATM transactions per month[1]
Buy groceries...		...with **digital wallets**	**6** digital wallet transactions per month[1] **32** Debit and **21** Credit transactions per month[1]
Split lunch bill with friends...		...using **QuickPay with Zelle**	**3** P2P transactions per month[1]
Deposit a check...		...using **QuickDeposit**	**2** mobile QuickDeposits per month[1]
Check investment portfolio and get advice...		...using **ChaseMobile**	**12x** increase in use of online investing site since April 2017
Receive notification of purchase...		...by **text message** from Chase	**18** credit card transaction alerts monthly[2]

~47mm Chase customers bank through digital channels[3] – average 15+ log-ins per month[1]

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

Note: For footnoted information, refer to slide 84

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JPMORGAN CHASE & CO.

We seek to offer innovative digital solutions across products and asset classes

Portfolio of innovation

finn by CHASE

Finn – a mobile-only bank with tools designed to help customers take control of their money

<4 mins to open an account[1]



Welcome to Finn

Promote your financial well being



Rate purchases



Categorize transactions

Chase Business Quick Capital

powered by... OnDeck

Chase Business Quick Capital – powered by OnDeck software – delivers small business customers same day access to capital, digitally

Strong customer satisfaction, with average NPS[2] of 83



A new way to get fast funding for your business.
Chase Business Quick Capital
1
2
3

Chase Digital Mortgage

powered by... ROOSTIFY

Roostify partnership transforms the Chase Digital Mortgage process to be simpler, faster and more transparent

~15% reduction in time to complete mortgage refi process[3]



Follow your mortgage application anytime from anywhere.
Sign in to your Chase Digital Mortgage.
Chase Mortgage

Chase Auto Direct

powered by... TRUECar

Chase Auto Direct – digital car buying service powered by TrueCar – allows customers to pick a car and secure financing in one place

~90% increase in booked loan $ volume, YoY[4]



CHASE

Note: For footnoted information, refer to slide 85

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

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STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

We are investing significantly in Digital Wealth Management solutions

Building tailored solutions

Client types

Just getting started



Do it yourself



Partner with advisor



Empower the advisor



Tailored digital solutions for our clients' needs

Digital Advice

Digital Advice gives clients a simple and easy way to get and stay invested in diversified portfolios

In pilot with broad rollout planned later this year



Digital portfolio selection



Asset allocation recommendation

Online and Mobile investing

Online and Mobile investing, part of our new self-directed offering, gives clients a convenient way to move money and trade securities

Percent of trades placed online has doubled to ~55% since April 2017[1]





Ideas & Insights

Ideas & Insights, our content hub embedded within J.P. Morgan Online, empowers clients with world-class thought leadership

New J.P. Morgan website integrates Chase's back-end infrastructure with a Private Bank tailored interface





Digital Portfolio Insights

Digital Portfolio Insights will help advisors build stronger portfolios through sophisticated analytics and customized insights

Pilot launched February 2018 with broad rollout by end of 1Q18



Powered by J.P. Morgan Spectrum



Customized insights & analytics

These capabilities will be fully available in 2018 with ongoing enhancements

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JPMorgan Chase & Co.

[1] Chase Wealth Management clients only

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

We provide a digital continuum for businesses of all sizes and complexities

Corporate clients

Digital platforms

CHASE for BUSINESS℠ | CHASE CONNECT℠ | J.P. Morgan ACCESS®

Seamless transition as clients' needs evolve

Direct access

APIs

- Seamless integration
- Flexibility

Multi-channel access to broad-based capabilities

- International functionality and reach
- Integrated view with custom reporting and analysis options
- Real time liquidity solutions
- Online account opening and self-service
- Easy access to loan, merchant and card
- Payments, FX and real time rates


CLIENT

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Electronification is integral to our Markets business model

Institutional clients *– secular trends driving electronification*



FY 2017 Electronification
% Electronic client ticket #
% Electronic client notional $
Equities¹
99%
89%
Macro²
97%
46%
Spread³
51%
46%

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

[1] Equities includes all Cash Equities
[2] Macro includes securities & derivatives for Rates, Global Emerging Markets, FX and Commodities
[3] Spread includes securities & derivatives for Credit, Securitized Products and Municipal Finance

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STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

We are transforming our Markets business to deliver an end-to-end digital experience

Capabilities across the lifecycle through the clients' channel of choice

Through the clients' channel of choice…

Voice | Online | Mobile | APIs | 3rd Party

…we offer market leading capabilities across their lifecycle


Enhanced issuer digital capabilities with connectivity to JPMM
Corporate Finance
Onboarding
Quick, efficient, secure authentication
Integrated platform across Markets, Custody & Fund Services and Prime clients
Prime and Custody
Research
Curated, topical content with smart search
Banking
Onboard
Analyze
Execute
Optimize
CLIENT
Post-trade / Clearing and Settlement
Analytics
Expanded self-service product suite including cross asset views
Simple, modern, integrated digital analytics
Execution
Expanded execution capabilities with further integration

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STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

Our digital solutions are designed to meet all of our customers' needs

CONSUMER: Banking & Payments → Borrowing → Investing

WHOLESALE: Small Business → Corporates and MNCs → Institutional

- Investing to deliver differentiated, personalized experiences at scale
- Accelerating time to market – improving customer satisfaction and reducing cost
- Providing value through customer journeys and supporting businesses of all sizes and complexities
- Leveraging shared platforms and capabilities across the Firm
- Executing with discipline and urgency

Choice	Security	Ease of doing business	Personalization

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J P M C I N T E R N A L U S E O N L Y Payments everywhere 20

A rapidly evolving payments landscape creates opportunities across our businesses

Industry overview and JPMorgan Chase position

Industry snapshot – the payments market is large, global and growing

Wholesale industry

- **$290B** — Global wholesale payments revenue[1]
- **~$16T** — Global trade flows[2]
- **165mm** — SWIFT messages a year[3]

Consumer industry

- **$6T** — Estimated total credit and debit card spend[5]
  - ~$10T total payments incl. ~$2.5T paper and ~$1.5T electronic[5]
- **~$350B** — Estimated total P2P market[6]
- **$5T+** — Estimated total U.S. merchant processing volume[7]

JPMorgan Chase is a market leader – delivering for our clients at scale

Wholesale – JPM

- **$5T** — Average daily value of payments (Firmwide)
- **#1** — USD clearing house[4]
- **120+** — Currencies to execute payments

Consumer – JPM

- **$900B+** — Debit & credit card sales volume[8,9]
- **$1T+** — Merchant processing volume[8]
- **$41B** — Volume processed through QuickPay with Zelle[8,10]

Market growth

- Expected global wholesale payments revenue to grow 7% annually through 2025[1]
- Credit and debit card spend in the U.S. expected to grow >5% annually over the next 5 years[11]
- Global trade growth of 3-4% in 2018 with future upside from new trade corridors[12]
- U.S. e-commerce purchase volume of $550B+ growing 6% annually to 2021, driven by faster growth in mobile commerce[13]
- 2/3 of U.S. adults are likely to be active P2P users by 2022[6]

Note: For footnoted information, refer to slide 86

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

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JPMORGAN CHASE & CO.

We are well-positioned to deliver modern payments experiences

Consumer

We have invested in our payments value chain for over a decade…

Past

Merchants / Partners

2008
Chase dissolves joint venture with First Data

2013 – 2014
Chase announces 10 year Visa deal and launches ChaseNet – first merchants go live

2016
Chase launches Chase Pay℠ with key merchant partnerships

2017
Chase acquisitions and partnerships

Consumers

2009/2010 – 2016/2017
Simplified offerings into strong, differentiated products and updated offers

2015 – 2018
Co-brand renewals/new partnerships

2010 and 2017
Real-time payment launches
Chase QuickPay® with Zelle®

Present

…and we have tremendous reach

~75%
CCB customers are active across payments services[1]

~48mm
Debit and credit card payments customers[2]

>50% of the Zelle network
$41B in P2P volume[3], up 40% YoY

>70%
of our active credit card customers have embedded our cards in mobile wallets, recurring bills or merchant payments[4]

~22%
Credit card sales market share[5]

~12%
P2P market share[3,6]

~40%
CCB customers move money through Chase[1]

Note: For footnoted information, refer to slide 87

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS
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JPMORGAN CHASE & CO.

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

Simplifying consumer and small business payments

P2P and integrated payments – growth opportunities

Chase QuickPay® with Zelle®


Pre-launch
Post-launch
Transactions volume
Chase to Chase
Chase to/from non-Chase
YoY % Δ
143mm
+48%
+93%
96mm
+41%
2016
2017

	2016	2017	YoY % Δ
P2P money moved ($B)	$29	$41	+40%
Engaged users (mm)	3.5	4.4	+27%

P2P payments experiencing strong growth

CHASE + wepay

Becoming a major player in the integrated payments space, providing simple onboarding and activation of payments

Small businesses

- Instant onboarding for Chase payment processing with fast payouts
- Integration with merchants' preferred software solutions, both online and in-store

Software providers

- Simple integration of payments into software
- Access to Chase's network of 4 million small businesses
- Credibility, scale and security of the Chase brand

Differentiated payments experience for small businesses

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JPMORGAN CHASE & CO.

We have a strong foundation to drive habituation and personalization

Consumer – moving from transactional support to personalized, integrated experiences

Delivering value

Choice

What they want, when they want, how they want

- P2P, debit, credit, Bill Pay, ACH, wire, check
- Credit cards: cash back, T&E, co-branded
- Support all mobile wallets
- QuickPay with Zelle

Security

Protecting the customer and the Firm

- Customer and merchant protection
- Safe and secure data
- Cybersecurity
- Fraud prevention
- Tokenization

Ease of doing business

Delivered fast and simply

- Be everywhere, work everywhere
- Mobile everything
- Transparent and easy to use rewards (e.g., Pay with Points)
- Customers control "cards on file"
- WePay
- Interoperability

Personalization

From transactions to integrated experiences

Pay™

- Chase Pay as a platform
  - Order ahead
  - Merchant funded offers
- Relevant, targeted lending offers
- Integrated and intuitive payments experiences

Unique scale advantage

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

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JPMORGAN CHASE & CO.

We have built our competitive advantages on four pillars

Wholesale

Evolving client needs…

- End-to-end solutions
- Simple user interfaces
- Seamless integration
- Immediate – real-time settlement
- Analytics to support business processes

…are driving industry trends…

- Digitization of payments
- Demand for real-time insights
- Demand for global network
- Competition from FinTechs
- Cybersecurity and regulation

…and we are responding

1 Focus on client experience and ability to adapt to client needs

- Streamline and simplify on-boarding
- Multi-channel
- New products, functions and capabilities

2 Scalable, cross-business core platforms

- Global low cost options
- Digital platform
- Enable value-added services

3 Portfolio of innovation

- Build, partner, invest
- Agile approach
- In-residence program
- Software integration

4 Best-in-class risk and controls

- Fraud behavioral analytics and pattern detection
- Infrastructure, scale and global footprint
- Scale advantage

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

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JPMORGAN CHASE & CO.

We have a complete offering across the payments value chain

Innovative client solutions



Products and capabilities
Real-time reconciliation including track-and-trace for delivery confirmation
Reconciliation
Best-in-class infrastructure
Settlement & infrastructure
Liquidity & FX
Just-in-time funding to mitigate currency risk
Pay in
All payment types in all regions (in-house and via partnerships)
CLIENT
Pay out
All payment types in all regions (in-house and via partnerships)
Smart routing, analytics and virtual account management
Treasury optimization
Supply chain finance
Optimizes working capital
Service
Risk and controls
Dedicated teams to support all products across all clients and regions
Fraud behavioral analytics and pattern detection

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

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JPMORGAN CHASE & CO.

Leveraging blockchain technology to transform correspondent banking

Interbank Information Network ("IIN")



Current state
Remitter
$
$
$
Beneficiary
Remitter Bank
Corres. Bank
Corres. Bank
Bene. Bank
Slow
Manual
Opaque
Costly
Future state
Global Distributed Network
Remitter Bank
Beneficiary Bank
Peer to peer movement
Streamlined messaging
Liquidity Management
Active risk/compliance management
Shared utility functions
24/7
Automated
Transparent
Efficient

IIN Overview

- Leverages J.P. Morgan's Quorum, a blockchain technology
- Creates a secure, decentralized, permission-based network to securely exchange information
- IIN will reduce payment delays and touch points

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS
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JPMORGAN CHASE & CO.

STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

We are positioned to lead the Real-Time Payments market

Collaboration driving development of new core payments system

Driven by The Clearing House, the key features of Real-Time Payments will be:

Speed	Amount	Availability	Messaging	Security
15	$25,000	24 / 7 / 365	ISO 20022	Credit Push
Money is available within 15 seconds	USD Credit transfers up to $25k	Instant payments availability	Extensible messaging	Sender initiates the transaction from DDA

We are uniquely positioned as a leader in RTP with collaboration between our wholesale and retail businesses

Working together…

J.P.Morgan

CHASE

- Sharing technology capabilities across wholesale and retail
- Working together with our largest corporate clients to design best in class solutions
- Collaboration positions us to lead the industry towards tighter electronic integration between corporate billers and consumers
- Shaping industry discussions with The Clearing House through early adopter forums

…to create more value for our clients

Key Use Cases

- Just-in-time supplier payments
- SMB Payments (vendor + basic payroll)

- Last minute bill payment
- Temporary employee wages, emergency payroll, consumer refunds

- External account-to-account bank transfers
- Sending emergency funds

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STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

Protecting the Firm's stakeholders through robust security and controls

Securing everywhere – everything we do, anywhere we operate

Risk & Controls

- Safeguarding employee access and activity
- Securing the cloud
- Cybersecurity resiliency and recovery
- Protecting data and privacy
- Payment controls
- Securing third parties



Protect the bank

- Early detection and automated response
- Integrated threat intelligence
- Industry leading collaboration

Global 24x7 Cybersecurity Operations


EMEA
AMERICAS
APAC
FINANCIAL SYSTEMIC
ANALYSIS & RESILIENCE
CENTER

Protect our clients

- Simplify and strengthen client authentication – proactive defense capabilities
- Monitor and test health of critical payment flows
- Advanced fraud detection – leverage machine learning coupled with human expertise
- Client education and awareness
- Robust sanctions screening process


Face ID™
The new way
to sign in.


Protecting against and recovering from fraud and identity theft

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STRATEGIC OVERVIEW – DIGITAL AND PAYMENTS

We are uniquely positioned to deliver holistic payments solutions

- Complete set of assets, leveraging core platforms and businesses
- Market leader operating at scale in each of our payments strategies
- Continuously investing and innovating
- The opportunity ahead is large and growing
- Cross leverage investments across the company

Choice | **Security** | **Ease of doing business** | **Personalization**

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J P M C I N T E R N A L U S E O N L Y Business strategy Performance and updates 31

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Consumer & Community Banking – the power of our Consumer franchise

Diversified platform with relationships with ~50% of U.S. households

- **61 million** Chase households[1]
- **4 million** Small businesses[2]
- **47 million** Active digital users[2,3]
- **97 million** Credit and debit card accounts[2,4]

Goal is to be the easiest bank to do business with

Becoming a Chase customer
- Single application
- Pre-approved offers

Pay with Chase
- Whenever, wherever
- Keep your payments safe

Grow my wealth
- Help you save
- Help you invest

Grow my business
- Help you run your business
- Manage your cash flow

Own a home
- Digital mortgage
- Realtor partnerships

Own a car
- Buy and finance online
- Delivering value with partnerships

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JPMORGAN CHASE & CO.

Note: For footnoted information, refer to slide 88

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Leading industry deposit growth driven by multi-channel engagement model

CCB – Consumer Banking

Since 2012…

Consumer Bank customer satisfaction[1]	CBB average deposits	Retail deposit growth[2]	Client investment assets
#2 National Bank	$626B ▲ 60 %	#1 8.7% share	$273B ▲72%
2017 JD Power	Industry growth of ~20%[2]	▲ ~200bps	Record 2017

70% of our households use Chase as their primary bank[3]

Industry leading deposit growth

2012-2017 CAGR


~200bps share gain
Industry avg. growth = 4.2%
National Banks
Super Regional
Other

	Chase	National Banks	Super Regional	Other
CAGR	10%	6%	2%	3%
YoY	12%	6%	3%	5%

We have a multi-channel strategy

✓ Physical presence

- 50% of households are branch-centric or multi-channel
- ~1mm customers in our branches daily[5]
- ~60% of households use branches every quarter[6]
- ~75% of our deposit growth comes from customers who use branches

✓ Digital engagement

- 70% of households are digitally-engaged
- 40% more deposits and investments for digitally-engaged established customers who use Chase as their primary bank[7]

✓ Leverage our brand and marketing

- Power of Chase brand enhances J.P. Morgan brand for Asset Management


Branch-centric
Other
12%
17%
Household engagement channel[4]
38%
32%
Multi-channel
Digitally-centric

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JPMORGAN CHASE & CO.

Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 89

We continue to transform our physical footprint to sustain strong growth

CCB – Consumer Banking – branch network

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Branch network optimization

2017

- ↑ **69** new builds[1]
- ↓ **197** consolidations[1]

20% reduction in square footage of new branch builds since 2012

75% of branches could be exited in 5 years…

…and **80%** could be extended for >10 years

Branch expansion

Next 5 years →

- **~400** New branches
- **15-20** New markets
- **$1T** Deposit market

Innovation and changing branch formats – aligned to customers' preferences

- Standalone ATMs
- Everyday express
- Full service
- New flagships







Expand while optimizing

[1] Includes relocations

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JPMORGAN CHASE & CO.

BUSINESS PERFO… E AND STRATEGY UPDATES

We continue to grow and innovate our credit card portfolio

CCB – Card and Merchant Services

Since 2012…

Credit Card NPS[1]	Credit Card sales[2]	Credit Card sales market share[4]	Credit Card outstandings
▲ 18 points	$622B ▲ 63% Industry growth of ~50%[3]	22.4% ▲ ~190bps	$150B ▲ 17% Industry growth of ~20%[5]

Merchant Services NPS	Merchant processing volume	Wholly-owned merchant acquirer[6]
▲ 13 points Since 2016	$1.2T ▲ 82% ~2x industry average[6]	#1 18.6% share ▲ ~610bps

Continued card innovation, 99% of co-brands renewed

Chase branded cards	New co-brand products	Co-brand renewals
Sapphire Reserve, Ink, Freedom Unlimited	Amazon Prime, United TravelBank, Starbucks	Disney, Marriott, Hyatt



Sapphire Reserve · Ink · Freedom Unlimited · Amazon Prime · United TravelBank · Starbucks · Disney · Marriott · Hyatt

Sapphire Reserve highlights

Average income[7]	~$180k
Average FICO	~785
Average annual sales volume[8]	~$39k
Sales active rate[9]	96%
Renewals[10]	>90%

Chase spend uplift >50%[11]

What's next?

- Integrated payments experience
- Spend and lend – flexibility and enhanced targeting
- Customer focused investment in digital and mobile
- Deeper engagement with Card customers across CCB

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JPMORGAN CHASE & CO.

Note: For footnoted information, refer to slide 90

J P M C I N T E R N A L U S E O N L Y We continue to build a higher quality and less volatile home lending business CCB – Home Lending B U S I N E S S P E R F O R M A N C E A N D S T R A T E G Y U P D A T E S Avg. mortgage loans $241B ▲ 30% WFC: (1)%; BAC: (25)% USB: +13% Jumbo originator #2 11.3% share ▲ 810bps Home Lending NPS 36 ▲ 29 points Since 2012… Strong core loan growth largely driven by jumbo loans we retain on our balance sheet while de-risking the business Well positioned to capture the growing purchase market – industry originations ($B)6 $53 $170 $152 $67 $205 $237 2012 2017 Core³ Non-core² Total: +3% Non-core: (15)% Core: +26% 2012-2017 CAGR Home Lending average loan balances ($B) NCO rate down 235bps to 0.02% Foreclosure inventory down ~90% to 35k Primarily jumbo $181B $98B Originations 7 4% 41% % Retained7 Average loans $237B ▲ 16% Industry growth of ~8%2 Jumbo originator3 #2 14.2% share ▲ ~700bps Home Lending NPS1 ▲ 30 points 61mm CCB households8 +10% Chase Home Lending advisors in 2017… …and +500 over next 5 years Capturing growth opportunity 30mm with mortgage9 5mm with Chase mortgage9 $2,076 $2,065 $1,810 $1,693 $1,705 $587 $1,037 $1,148 $1,227 $1,288 $1,489 $1,028 $662 $466 $417 2012 2016 2017 2018F 2019F Refi Purchase 5.5% JPM refi share 5.1% JPM purchase share 5.9% 4.5% + ~40bps share7 YoY 5 4 Note: For footnoted information, refer to slide 91 36

BUSINESS PERFORMANCE AND STRATEGY UPDATES

We continue to grow our auto originations and deepen our relationships

CCB – Auto

Since 2012…

Auto Finance NPS[1]

▲ *10 points*

Auto EOP loans and leases

$83B

▲ *53%*

Auto finance bank lender[2]

#3

4.2% share

▼ *~40bps*

Our origination growth has been driven by our Manufacturing partnerships

Originations by channel



Manufacturing partners
Chase indirect
Chase direct
$23B
$33B
2012
2017
2012-2017 CAGR
7%
6%
(6%)
21%

Our lease penetration has grown in partnership with our Manufacturers, remaining within industry averages[3]

Lease penetration



Chase
Industry
12%
20%
29%
30%
2012
2017

We continue to invest in strengthening our partnerships

Manufacturing partners
Support lease growth through prudent risk framework

Dealer financing
Leverage JPMC suite of products

Digital engagement
Improve digital customer experience

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JPMORGAN CHASE & CO.

Note: For footnoted information, refer to slide 92

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Significant opportunity to grow market share and deepen relationships

CCB – Business Banking

Since 2012…

Business Banking NPS[1]
▲ *20 points*

Business Banking average loans
$23B
▲ *28%*

Primary bank market share[2]
#3
8.7% share
▲ *250bps*

We have seen strong gains in small business primary bank market share[2]



Small business primary bank market share
JPM
BAC
WFC
9.6%
9.5%
9.4%
9.4%
8.7%
6.2%
+250bps market share
2012
2013
2014
2015
2016
2017

Sales and market share continue to increase for small business cards



Small business card net sales (incl. Ink and partner card)
12%
2016
2017
Net sales for Ink up 14%
Total market share for small business card up 20bps YoY[3]

New initiatives expected to continue driving growth in Business Banking

Chase Business Online	Bill.com
Single application	Chase Business Quick Capital
WePay	Bankers and new markets

+500 bankers over next 5 years dedicated to small and middle market businesses

Single application has helped drive an increase in new to bank multi-product engagement[4]

25% Deposit and Card

12% Deposit and Merchant Services

Note: For footnoted information, refer to slide 93

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JPMORGAN CHASE & CO.

Corporate & Investment Bank – steady, consistent strategy

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Leading client franchise

- **#1** Global, North America, EMEA IB fees[1]
- **#1** Global Research Firm[2]
- **#1** Markets[3]
- **#2** in TS revenue[3]; **#3** in AUC[4]

Sustaining our lead across three horizons

Maintaining day-to-day discipline

- Organic growth
- Efficiencies and cost discipline
- Regulatory change management
- Risk management discipline

Optimizing our current model

- Product digitization
- Client experience
- Seamless integration
- Multi-channel accessibility

Transforming for the future

- Markets powered by artificial intelligence
- New technologies for custody and settlements
- Global payments platform

Well positioned to benefit from global wallet growth, driven by emerging markets over decades

39

JPMORGAN CHASE & CO.

Note: For footnoted information, refer to slide 94

Continue to return above cost of capital

CIB – Markets

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Markets ROE – fully loaded



Fully loaded ROE for Markets businesses[1]
Equities and Prime
2016
13%
2017
13%
Fixed Income Overall
2016
16%
2017
12%
Cost of capital
NOT TO SCALE

Markets ROE – marginal



Marginal ROE for Markets businesses[4]
Equities and Prime
Fixed Income Overall
Cost of capital
NOT TO SCALE

Client activities generate stable revenue



Markets revenue[1] ($B)
$21.0
$18.9
2016
2017
Client Solutions
Flow
Financing-related
Flow-driven revenue
Total global industry market share
8.9%
9.7%
11.2%
11.0%
2014
2015
2016
2017
Market Share[2]
Client activity[3]
Monetization

40

JPMORGAN CHASE & CO.

Note: For footnoted information, refer to slide 95

J P M C I N T E R N A L U S E O N L Y B U S I N E S S P E R F O R M A N C E A N D S T R A T E G Y U P D A T E S Preserve our leading positions and deepen our share CIB – Markets Number of JPM top 3 positions across 31 Markets categories2 Key priorities  Defend our leadership positions  Leverage our scale and completeness  Continue to invest in Cash Equities and maximize synergies with Prime  Capture linkages between Banking and Markets  Seize opportunities presented by electronification across markets 61% 84% 39% 16% 2012 2017 Top 3 Non Top 3 $148 $126 $116 $107 $114 $104 9.2% 9.9% 9.3% 10.3% 11.7% 11.4% 2012 2013 2014 2015 2016 2017 #1 #1 #1 #1 #1 Rank Market share Total wallet $56 $64 $61 $66 $57 $56 7.7% 7.8% 8.0% 8.8% 10.1% 10.3% 2012 2013 2014 2015 2016 2017 Co- #1 #3 #3 #3 #3 Rank Market share Total wallet #1 #2 FICC – total wallet and JPM positioning ($B)1 Equities & Prime – total wallet and JPM positioning ($B)1 Prime Services Share Rank #2 #3 #2 #3 #3 #2 13.8% 11.3% 10.7% 10.4% 10.4% 12.0% Note: For footnoted information, refer to slide 96 41

J P M C I N T E R N A L U S E O N L Y B U S I N E S S P E R F O R M A N C E A N D S T R A T E G Y U P D A T E S Significant progress in M&A – preserving strong positions in ECM and DCM CIB – Investment Banking $14 $14 $18 7.1% 7.4% 7.1% 2012 2016 2017 $20 $25 $24 6.4% 8.3% 8.6% 2012 2016 2017 M&A industry wallet ($B) and JPM wallet share (%) trend ECM industry wallet ($B) and JPM wallet share (%) trend Industry wallet JPM share Industry wallet JPM share $35 $37 $39 8.2% 7.8% 8.3% 2012 2016 2017 Industry wallet JPM share DCM industry wallet ($B) and JPM wallet share (%) trend Source: Dealogic as of January 1, 2018. ECM excludes shelf deals. DCM excludes money market, short-term debt Key priorities JPM rank #2 JPM rank #1 #1 #2 JPM rank #1  Senior banker hires in targeted areas  Continue to focus on transformational cross-border transactions  Collaboration and partnership across the Firm to seamlessly deliver offerings to clients  Partner with the CB to better serve Middle Market clients  Partner with the Private Bank to better serve Family Offices  Capture linkages between Banking and Markets #2 #2 #1 #1 42

Growth through investments in innovative product and platform offerings

CIB – Treasury Services

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Treasury Services performance

Strong growth in revenue and operating balances



Revenue
up 15%
2016
2017



Operating balances
up 10%
2016
2017

Continued expense discipline and improved operating margin



Expenses
down 2%
2016
2017



Operating margin
up 9ppts
Op. margin
Revenue
Pre-tax Income
2016
2017

Key priorities

- Develop scalable core payment platforms and provide low cost services
- Focus on innovation in an agile and flexible manner
- Continue to improve the client experience by simplifying the onboarding process and through flexible channels
- Provide best in class controls
- Strengthen position in international markets and follow clients where they grow especially as new trade corridors are established

JPM CIB Treasury Services market rankings

Regional Rankings[1]	2016	2017	
North America	#2	#2	~
EMEA	#5	#4	↑
APAC	#4	#4	~
LATAM	#3	#2	↑

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JPMORGAN CHASE & CO.

[1] Coalition. 2016 and preliminary 2017 regional rank analysis based on peer-set: BAML, BNPP, CITI, DB, HSBC, SG, SCB, and WFC, and reflects JPMorgan Chase business structure.

Investments have improved client experience – positioned for growth

CIB – Securities Services

Securities Services performance

Strong growth in revenue with record AUC levels


Revenue
up 9%
Fees
Net Interest Income
2016
2017


AUC
$20.5T
$23.5T
2016
2017

Improved operating efficiency and operating margin


Combined Tech and Ops expense down 4%
Ops
Tech
2016
2017


Operating margin up 8ppts
Op. margin
Revenue
Pre-tax Income
2016
2017

Key priorities

Delivering service excellence

- $1.3T BlackRock win will be the largest transition in the industry and leverages our full suite of products
- Highest ever client satisfaction and retention levels

Positioning for growth

- Our investments align with the priorities of our clients
  - Improved data and analytics
  - Middle office solutions
  - Comprehensive Emerging Market capabilities
  - Enhanced ETF servicing platform

Creating scale and efficiency

- Improving operating margin and delivering scale through increased investment in technology

BUSINESS PERFORMANCE AND STRATEGY UPDATES

44
JPMORGAN CHASE & CO.

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Commercial Banking – building our business around our clients

Leading client franchise

1,800
bankers[1]

50
of the top 50 MSAs

16
specialized industries

#1
U.S. multifamily lender[2]

Core principles of CB model

Coverage aligned to client needs

- Well-defined segmentation
- Local delivery
- Industry specialization

Broad-based differentiated capabilities

- Leading IB solutions
- Digitally-enabled
- Flexible across clients' lifecycle

Intense client focus

- Simplicity
- Speed of delivery
- Transparency

[1] Based on total count of client-facing employees
[2] The rank is based on S&P Global Market Intelligence as of 12/31/2017

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JPMORGAN CHASE & CO.

J P M C I N T E R N A L U S E O N L Y B U S I N E S S P E R F O R M A N C E A N D S T R A T E G Y U P D A T E S Commitment to growth – investing to add great clients and deepen relationships Commercial Banking Increased calling intensity (000s)2 Banker count up 100+ YoY1 Working to deliver value to clients Growing expansion market revenue in Middle Market Banking ($mm) 1,506 1,642 1,766 2015 2016 2017 796 911 1,062 2015 2016 2017 Driving new relationships2 151 171 197 2015 2016 2017 $53 $139 $232 $298 $329 $353 $411 $519 $1,000 2010 2011 2012 2013 2014 2015 2016 2017 LT target Note: The prior period amounts have been revised to conform w ith the current period presentation 1 Based on total count of client-facing employees 2 Excludes Commercial Term Lending 46

J P M C I N T E R N A L U S E O N L Y Deposits ~80% of CB clients have deposit accounts with JPMC2 B U S I N E S S P E R F O R M A N C E A N D S T R A T E G Y U P D A T E S Unmatched capabilities – investing to deliver more value to clients Commercial Banking Traditional middle market Broad-based capabilities to serve clients’ evolving needs 1 Represents the percentage of CIB’s North America IB fees generated by Commercial Banking clients, excluding fees from fixed income and equity markets w hich is included in Commercial Banking gross investment banking revenue 2 Excluding Commercial Term Lending Clients Investment Banking 38% of N.A. IB fees from CB clients1 Treasury Services ~90% of CB clients use treasury service capabilities2 International Serving 2,000+ international clients, with presence in 24 international cities Merchant Services End-to-end solutions leveraging access to the #1 wholly-owned merchant acquirer 16 Specialized Industries ~50% of C&I clients covered within specialized industries Asset & Wealth Management ~$135B in Asset Management AUM from CB clients Loans Loan growth outpacing industry across both C&I and CRE Commercial Card >$20B of total annual card spend 47

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Lending – deliver smart growth across our C&I and CRE loan portfolio

Commercial Banking

Average C&I loans outstanding ($B)[1]


CAGR: 7%
$68
$89
$96
2012
2016
2017

YoY	
1Q17	8%
2Q17	9%
3Q17	8%
4Q17	6%
QoQ Ann[2]	
4Q17	6%

High quality portfolio

- Maintaining proven client selection and risk discipline
- Benefiting from investments in expansion markets and specialized industry coverage
- Credit quality remains strong – average 6bps NCOs since 2011; 5bps in 2017

Average CRE loans outstanding ($B)


CAGR: 14%
$53
$90
$102
2012
2016
2017

YoY	
1Q17	17%
2Q17	15%
3Q17	13%
4Q17	9%
QoQ Ann[2]	
4Q17	5%

How we compete

- Deep client relationships and speed of execution, in markets we know
- Selective around new commitments in construction
- High quality, granular loan portfolio – average 4bps NCOs since 2011; (1)bp in 2017

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JPMORGAN CHASE & CO.

Note: CB's Commercial and Industrial ("C&I") and Commercial Real Estate ("CRE") groupings used herein are generally based on client segments and do not align with regulatory definitions

[1] Includes asset-based loans

[2] Quarter-over-quarter annualized

Asset & Wealth Management – focus on client outcomes

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Leading client franchise

- **83%**[1] 5 yr Investment performance
- **$3.1T**[2] client assets
- **$120B+**[3] deposits and loans
- **#1** Private Bank (North America/ LatAm)

AWM priorities

Obsess about client experience	Digitize everything	Investments for everyone	Simplify for growth
▪ Best of J.P. Morgan and Chase ▪ Integrated coverage model leveraging the whole Firm ▪ Rigorously focus on pain points across the client journey	▪ Mobile first – digital everything ▪ Human & digitally enhanced advice	▪ Fiduciaries across all asset classes and the entire wealth spectrum ▪ Active & passive	▪ Excel where we can be a market leader ▪ Exit where we don't have competitive advantages

Note: For footnoted information, refer to slide 97

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JPMORGAN CHASE & CO.

J P M C I N T E R N A L U S E O N L Y 17% Return on equity $9.4B Net income 56% Overhead ratio B U S I N E S S P E R F O R M A N C E A N D S T R A T E G Y U P D A T E S Continued strong financial performance Asset & Wealth Management Record Client assets (EOP, $T) Revenue ($B) Pretax income ($B) $2.1 $2.5 $2.8 2012 2016 2017 $2.8 $3.5 $3.6 2012 2016 2017 $10.0 $12.0 $12.9 2012 2016 2017 LT Asset flows $84B Pretax margin 28% ROE 25% Loans (Avg.) $123B Deposits (Avg.) $149B 20 1 7 50

J P M C I N T E R N A L U S E O N L Y B U S I N E S S P E R F O R M A N C E A N D S T R A T E G Y U P D A T E S Leading long-term performance, consistently strong flows, product innovation JPMC Wealth Management and Asset Management #2 in total flows over past 5 years2 Total 5Y long-term client asset flows ($B) $388 $279 $272 $270 Peer 1 Peer 2 JPMC $961 Peer 3 Peer 4 Positive client asset flows every year beginning in 2004 Total JPMAM 2017 % of JPMAM long-term mutual fund AUM over peer median1 (net of fees) 5-year 1-year 10-year 86% 83% 64% 87% 91% 75% 81% 70% 52% 90% 85% 91% Equity Fixed Income Multi-Asset Solutions & Alternatives 257% >74% 50-74% 25-49% 0-24% +10% pts YoY +16% pts +6% pts YoY +5% pts YoY Constantly innovating and refining our offering FY 2017 Funds launched Funds merged / liquidated 24 20 12 10 4 1 16 15 34 4 3 71 72 YoY 3 4 5 6 7 Note: For footnoted information, refer to slide 98 Equity Fixed Income Multi- Asset Beta Alts. Liquidity Total launched Total merged/liquidated 51

J P M C I N T E R N A L U S E O N L Y Complementing client portfolios with banking and liquidity products JPMC Wealth Management and Asset Management B U S I N E S S P E R F O R M A N C E A N D S T R A T E G Y U P D A T E S Note: For footnoted information, refer to slide 99 Growing deposits 2013 2012 $181 2015 2014 2016 $294 2017 JPMC WM1 year-end balance ($B) Non-op  $20B Other  $36B $1.4 $1.4 $1.5 $1.7 $1.7 $1.8 Net charge-offs (%) Jumbo Mortgages Loans (ex-mortgages) ~96% with secured collateral …with strong risk management 0.08 0.03 0.03 0.10 0.01 0.01 2017 2016 2012 AWM: $146B CWM: $147B Growing credit book… JPMC WM1 year-end spot balance ($B) Lending Jumbo mortgages4 3% % of JPMC WM clients with loan facilities 5 2017 $134 2016 2015 2014 2013 2012 $87 Leading liquidity business growing and capturing share $537 $470 +3% CAGR 2017 2016 2015 2014 2013 2012 11.2% 11.7% Market Share3: JPMAM Global Liquidity AUM2 (EOP, $B) Average balance of PB deposit clients ($mm) 52

BUSINESS PERFORMANCE AND STRATEGY UPDATES

Hiring client advisors and increasing productivity

JPMC Wealth Management and Asset Management

Pretax income ($B)		Client assets ($T)		Client advisors (#)	
JPMC[1]	$5.5	BLK[2]	$6.3	BAC[5]	20K
BLK	$5.3	UBS[3]	$3.5	MS	16K
BAC	$5.0	JPMC[1]	$3.1	WFC[6]	15K
MS	$4.8	MS[3]	$2.9	UBS	11K
WFC	$4.3	BAC[3]	$2.6	JPMC[1]	6K
UBS	$4.2	WFC[4]	$2.4	BLK	N/A


Becoming more productive
(Rev./Avg. Client Advisor)
>50%
2012
2017

Continued investment in growing client advisors and increasing productivity will drive further client asset and pretax income growth

Note: For footnoted information, refer to slide 100

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JPMORGAN CHASE & CO.

J P M C I N T E R N A L U S E O N L Y Outlook Power of the franchise 54

Operating environment

Outlook

Global macro trends

- Global GDP growth continues to be above trend
- Consumer and business confidence, as well as sentiment, remain very strong
- Developed markets close to full employment, which should drive higher wages and inflation

Credit environment

- U.S. consumer balance sheet remains relatively healthy
  - Consumer debt service burdens near record lows given low interest rates
- Corporate debt ratios near a 20-year high – however, interest coverage ratios remain within normal range due to continued low rate environment

Recession risk

- Current economic and fiscal indicators suggest low risk of a near-term recession

Expect favorable global macro and credit trends to benefit our operating performance

OUTLOOK

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JPMORGAN CHASE & CO.

J P M C I N T E R N A L U S E O N L Y Fortress balance sheet – core loans Outlook O U T L O O K 2014 2015 2016 2017 CCB AWM CB CIB Average core loans ($B) $597 $671 $769 $830 Expect 2018 core loan growth ex-CIB of 6-7% 16% 7% 12% Core loan growth (ex. CIB) ’14 -’17 CAGR ’16 -’17 YoY 9% 9% 11% 9% 13% CBB: 9% 35% 6% 7% 7% 8% 13% 8% 3% 6% 4% (1%) HL: Card: CCB ex-HL: Auto: 56

J P M C I N T E R N A L U S E O N L Y Fortress balance sheet – deposits Outlook O U T L O O K Note: For footnoted information, refer to slide 101 Continue to focus on growth in retail and operating deposits Dec'14 2015 2016 2017 CCB AWM Operating Non-Operating Other Average deposits ($T) $1.4 $1.3 $1.4 Deposit growth (ex. non-op) ’16 -’17 YoY $1.3 9% 6% 9% 11% 6% 8% (3%) (2%) 2 6 4 3 6,7 3 (5%) (22%) 1 ’14 -’17 CAGR 5 57

J P M C I N T E R N A L U S E O N L Y 20.0% 17.5% 15.0% 12.5% 10.0% 7.5% 5.0% 2.5% - (2.5%) (5.0%) (25.0%) (20.0%) (15.0%) (10.0%) (5.0%) - 5.0% 10.0% 15.0% 20.0% 25.0% '99 '00 '01 '02 '03 '04 '05 '06 14.1% 8.5% ~0% 3.9% (1.5%) (0.9%) Whole- sale Total Retail Large Small Retail¹ JPM Industry Both quantitative tightening and rate hikes will likely cause migration of deposits Outlook O U T L O O K Bank deposit growth % per $1T change in Fed B/S (based on 2004-2017 data) Wholesale & retail deposit YoY growth (%) & money market vs. deposit yield spread (%)  Quantitative tightening should reduce total banking system deposits, with the primary impact in wholesale  As rates normalize, spread between money market fund (MMF) rates and deposit rates expected to widen  Retail deposit growth should slow  Recycled MMF balances could drive wholesale deposit growth Money market fund vs. deposit yield spread Retail deposit growth2 Wholesale deposit growth1 4% 1% 1% <1% 1% 2% 3% Commentary Note: For footnoted information, refer to slide 102 58

Net interest income – well positioned on strength of balance sheet and rising rates

Outlook

Net interest income ($B)


B/S growth & mix
Estimated rates impact
$44.6
Includes lower Markets NII
~$7B realized incremental NII
$51.4
Assumes continued benefit from slower deposit reprice
Includes lower Markets NII
$54-55
2015
NII Change
2017
NII Change
2018

Forward looking NII drivers

▲ **Rates**
- From here to neutral rate environment, expect to realize ~$2.5B of net rate benefit

▲ **Balance sheet growth & mix**

▼ **Markets NII**

▲▼ **Deposit repricing**

Longer-term NII growth will be driven mostly by balance sheet growth and mix

OUTLOOK

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J P M C I N T E R N A L U S E O N L Y Low rates paid beta partly reflects lack of intra-product migration thus far in the cycle Outlook O U T L O O K 1 2004 cycle dates: 06/04-06/06; quarterly results shown above. Excludes earnings credit rate (“ECR”) impact 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 Ra te s pa id (% ) Fed Funds target (%) Deposit repricing (2004 cycle vs. current cycle)¹ Noninterest-bearing deposits Interest-bearing (ex-time) deposits Time deposits In the 2004 cycle, rates paid increased 70bps after the last 25bps hike in June 2006 Current cycle: assumes >50% deposit reprice beta 2004 cycle: ~50% deposit reprice beta <20% beta for the first 100bps of rate hikes in 2004 and 2015-17 No new news – cumulative reprice in line with prior cycle at this stage 34% 6% 5% 47% 64% 66% 19% 30% 29% 2007 2016 2017 Deposit mix shift change 60

J P M C I N T E R N A L U S E O N L Y ($0.4) ($0.9) ($0.9) $0.4 $2.2 $51.9 $52.2 Noninterest revenue ($B) Noninterest revenue trajectory Outlook O U T L O O K 2016 20172016 2017 Cash AUM LT AUM Markets revenue IB fees 2016 2017 2016 20172016 2017Debit sales volume CWM investments 2016 2017 AWM AUM CBB Expect ~7% NIR growth in 2018, and ~3% CAGR going forward, market dependent CIB revenue Auto – avg. operating lease assets CB – gross IB revenue 15% 38%7% 17% 14% 2%(12)% 4 12% Card sales volume 2018 NIR: $1.0B+ reversal of headwinds in Markets & Card ≤ $2.5B of growth Home Lending headwinds 2016 Card headwinds1 Markets ex- notable items2 Other notable items3 Growth 2017 ~7% YoY and ~3% CAGR exclude ~$1.2B increase from revenue recognition accounting change Note: For footnoted information, refer to slide 103 61

Adjusted expense – continuing to fund investments and growth

Outlook

Adjusted expense[2] ($B)


CCB
CIB
CB
AWM
Corporate
Adjusted overhead ratio 57%[2]
$58.5
$1.1
$(1.1)
CCB: $1.2B
CIB: $0.5B
CB: $0.2B
AWM: $0.3B
Corporate: $0.5B
$2.7
Technology: $1.4
Real estate: $0.4
Rev producers[3]: $0.4
Marketing: $0.3
Other: $0.2
$0.7
< $62
Excludes ~$1.2B of revenue recognition accounting change
~$28
~$20
~$3
~$9
~$2
2017
Growth / efficiencies[1]
Investments
Auto lease depreciation
2018

2018 technology spend of ~$10.8B and gross marketing spend of ~$5.7B[4]

Driving efficiencies while accelerating and increasing investments

[1] Growth and efficiencies also include other offsetting non-core items, including benefits associated with the elimination of the FDIC surcharge

Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 104

OUTLOOK

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J P M C I N T E R N A L U S E O N L Y Credit – net charge-offs Outlook O U T L O O K 1 Excludes the impact of purchased credit-impaired (“PCI”) loans. Refer to note 5 on slide 76 Commentary  Medium-term outlook relatively benign  Expect 2018 and medium-term NCO rates to remain relatively flat across businesses  Expect Card charge-offs and reserves to be higher on seasoning of newer origination vintages Credit fundamentals remain strong across our businesses Net charge-off rates Consumer & Community Banking Corporate & Investment Bank Commercial Banking Asset & Wealth Management 2017 Medium-term guidance +/- Home Lending1 Card Auto Business Banking 0.02% 2.95% 0.51% 0.57% 0.05% 3.25 -3.50% 0.45% 0.60% 0.07% 0.10% 0.02% 0.10% 0.01% 0.10% Firmwide $4.9B $5.4B including $0.5B student, exited 2Q17 63

Medium-term guidance by LOB

Outlook

	Medium-term targets		
	Previous ROE	Revised ROE	OH Target (%)
CCB	20% +/-	25% +	50% +/-
CIB	14% +/-	~ 17%	54% +/-
CB	15% +/-	~ 18%	35% +/-
AWM	25% +/-	~ 35%	30% +/- (pretax margin)

Benefits from tax reform

- Up to 300bps potential benefit to Firmwide ROTCE from tax reform
- Significant uncertainty around how competitive dynamics evolve
  - Expect some benefit to pass to customers over time

Firmwide medium-term ROTCE walk


2017 Investor Day
2018 Investor Day
~ 15%
~ 15%
≤300bps
~
~
Medium-term target
Revenue
Expense
Credit costs
Capital
Medium-term target ex-tax reform
Tax reform

New LOB ROE targets reflect the impact of tax reform and growth

OUTLOOK
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Medium-term pretax earnings simulation

Outlook

Medium-term pretax simulation ($B)


Pretax of $39.4B ex-sig items[1]
~$40B
Simulation assumptions
NII
Normalized rate environment – NII uplift driven more by balance sheet than rate over longer term
Core loan CAGR of 5-6%
NIR
NIR CAGR of 4-5%, market dependent[2]
Expense
~55% OH ratio
Credit costs
Credit costs up on loan growth – add ~10bps higher NCO rate
$44-47B
2017
Pretax income
Medium-term
pretax income

In the medium-term expect ROTCE of ~17%

~17%	11-12%	~55%	~100%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

[1] Excludes the impact of the enactment of TCJA of ($0.15)B pre-tax in 4Q17 and a legal benefit of $0.65B pre-tax in 2Q17. See note 4 on slide 76

[2] Excludes ~$1.2B annual increase from new revenue recognition accounting rule; expect ~7% NIR growth in 2018, and ~3% CAGR going forward

OUTLOOK
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Proven operating model – positioned for success

Complete	Global	Diversified	Scale

- Customer centric
- Mobile first – digital everything – multi-channel delivery
- Deeply integrated – payments as a holistic solution
- World-class technology and data capabilities
- Long-term strategic focus on growth and profitability
- Execute with discipline – capital, expense and controls

Leading to

~17% *ROTCE*	11-12% *CET1 ratio*	~55% *Overhead ratio*	~100% *Net payout ratio*

OUTLOOK

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J P M C I N T E R N A L U S E O N L Y Reference materials 67

Leading client franchises

Client franchises built over the long-term

		2006	2016	2017	
CCB	Deposits market share[1]	3.6%	8.3%	8.7%	Relationships with ~**50% of U.S. households** Industry leading deposit growth[12] #1 U.S. credit card issuer[13] #1 U.S. co-brand credit card issuer[14] #1 U.S. credit and debit payments volume[15] #2 merchant acquirer[16]
	# of top 50 Chase markets where we are #1 (top 3)	*11 (25)*	*14 (38)*	*16 (40)*	
	Average deposits growth rate	8%	10%	9%	
	Active mobile customers growth rate	n/m	16%	13%	
	Credit card sales market share[2]	15.9%	21.5%	22.4%	
	Merchant processing volume[3] ($B)	$661	$1,063	$1,192	
CIB	Global IB fees[4]	#2	#1	#1	**>80% of Fortune 500 companies** do business with us #1 in both North America & EMEA IB fees[17] #1 in Global Long-Term Debt & Loan Syndications[17] #1 FICC productivity[18] Top 3 Custodian globally with AUC of $23.5T[19] #1 in USD payment volumes with 20% share in 2017[20]
	Market share[4]	*8.7%*	*7.9%*	*8.1%*	
	Total Markets revenue[5]	#8	#1	#1	
	Market share[5]	*6.3%*	*11.2%*	*11.0%*	
	FICC[5]	#7	#1	#1	
	Market share[5]	*7.0%*	*11.7%*	*11.4%*	
	Equities[5]	#8	#2	co-#1	
	Market share[5]	*5.0%*	*10.1%*	*10.3%*	
CB	# of MSAs with Middle Market banking presence[6]	26	47	50	Unparalleled platform capabilities – competitive advantage Top 3 in overall middle market, large middle market and asset-based lending bookrunner[21] Industry-leading credit performance – 6th straight year of net recoveries or single digit NCO rate
	Multifamily lending[7]	#28	#1	#1	
	Gross investment banking revenue ($B)	$0.7	$2.3	$2.3	
AWM	Mutual funds with a 4/5 star rating[8]	119	220	235	86% of 10-year LT mutual fund AUM in top 2 quartiles[22] #2 in 5-year cumulative LT client asset flows among publicly traded peers #1 Private Bank in North America and Latin America[23] Revenue and LT AUM growth >90% since 2006
	Ranking of long-term client asset flows[9]	n/a	#2	#2	
	Active AUM market share[10]	*1.8%*	*2.5%*	*2.4%*	
	North America Private Bank (Euromoney)	#1	#1	#1	
	Client assets market share[11]	*3%*	*4%*	*4%*	

APPENDIX

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Note: For footnoted information, refer to slides 105-106

J P M C I N T E R N A L U S E O N L Y LOB performance and guidance A P P E N D I X Performance and guidance  2018  Medium-term (3 years)  Long-term (5+ years) Time period legend 2016 2017 Guidance Guidance time period Card Services net revenue rate 11.29% 10.57% 11.25%+/-  Overhead ratio 55% 56% 50%+/-  ROE 18% 17% 25%+  Revenue $35.2B $34.5B ~$37B  Overhead ratio 54% 56% 54%+/-  ROE 16% 14% ~17%  Middle Market expansion revenues $0.4B $0.5B $1.0B  Investment Banking revenues $2.3B $2.3B $3.0B  International revenues $0.3B $0.3B $0.5B  Overhead ratio 39% 39% 35%+/-  ROE 16% 17% ~18%  LT AUM flows growth 2% 5% 4%+/-  Revenue growth (1%) 7% 5%+/-  Pretax income growth 10% 1% 10%+/-  Pretax margin 29% 28% 30%+/-  ROE 24% 25% ~35%  CCB CIB CB AWM 69

J P M C I N T E R N A L U S E O N L Y F I X E D I N C O M E Capital markets funding sources Continuing to optimize funding mix Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 107 Secured funding highlights  Long-term secured debt  $61B FHLB advances  $21B credit card securitization  Short-term secured debt  $18B collateralized commercial paper1  $3B asset-backed commercial paper Unsecured funding highlights  Long-term unsecured debt  $156B senior debt  $17B subordinated debt3  $46B structured notes  Commercial paper  $24B  Used to support CIB Markets business Long-term unsecured debt 41% Other borrowed funds 2% Commercial paper 4% ABCP/CCP 4% Securities loaned/repo agreements 28% Long-term secured debt 16% Preferred Stock 5% Capital markets liabilities as of 12/31/17 ($B) $2,534 $258 $256 Total liabilities & stockholders’ equity Secured funding Deposits Trading liabilities Common stockholders’ equity Preferred stock Unsecured funding Accounts payable and other liabilities2 1 1 $1,444 $124 $196 $230 $26B 70

J P M C I N T E R N A L U S E O N L Y F I X E D I N C O M E JPMorgan Chase & Co. (HoldCo) unsecured long-term debt outstanding Managing maturity profile and TLAC efficiency Note: Numbers may not sum due to rounding; amounts represent the carrying value. For footnoted information, refer to slide 107 Holding Company unsecured long-term debt maturity profile ($B) Maturity profile includes $19 $13 $22 $15 $10 $69 $5 $26 2018 2019 2020 2021 2022 >2022 TLAC eligible TLAC callable notes Non-TLAC eligible  $31B of TLAC callable notes2 issued since August 2016  ~$19B of debt classified as structured notes, of which ~$15B is TLAC eligible $13 $21 $22 $21 $11 $97 1 3 2 71

J P M C I N T E R N A L U S E O N L Y F I X E D I N C O M E JPMorgan Chase & Co. (HoldCo) benchmark issuance Reduced issuance requirements as TLAC compliance was achieved 19 10 3 9 12 5 4 6 15 $32 $28 $23 2015 2016 2017 <5 Yrs 5-10 Yrs 10+ Yrs Gross issuance by security type ($B) Gross issuance by currency ($B) Gross issuance by tenor ($B)1 Gross issuance by structure ($B) 28 27 23 3 6 $38 $28 $25 2015 2016 2017 Senior debt Sub debt Preferred equity 32 21 6 8 25 $38 $28 $25 2015 2016 2017 Bullet TLAC Callable 27 24 23 8 4 3 $38 $28 $25 2015 2016 2017 USD EUR Other Achieved TLAC compliance in Q3 2017 Credit spreads inf luence issuance tenor Emphasis on optimizing debt structure ~7 yrs ~15 yrs Non-USD issuance driven by relative value and diversif ication benefits WAM2: ~8 yrs 3 Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 107 72

J P M C I N T E R N A L U S E O N L Y F I X E D I N C O M E Firmwide long-term funding outstanding Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 108 End of period outstanding ($B) 141 143 149 21 20 17 21 24 27 17 12 8 72 80 61 30 33 21 12 13 19 $183 $136 $188 $140 $192 $113 HoldCo & Other Subs Bank Subs HoldCo & Other Subs Bank Subs HoldCo & Other Subs Bank Subs Senior unsecured Subordinated debt Structured notes FHLB Credit Card Securitization Other secured debt 2015 2016 2017 1 3 ~8 years ~3 years WAM: 2 4 4 4 73

J P M C I N T E R N A L U S E O N L Y F I X E D I N C O M E TLAC and External LTD requirement summary Compliance reached in 2017 Note: Numbers may not sum due to rounding 1 Includes ~$15B of debt classif ied as structured notes $17 $154 $168 $160 $6 $19 $6 2017 – 10K disclosure Structured notes, TruPs & other Debt with <1 yr maturity Debt eligible for external TLAC 50% haircut on LTD 1-2 yr maturity External LTD Sub debt & Jr Sub Senior debt Commentary Holding Company – External long-term debt at 12/31/2017 ($B)  Achieved TLAC compliance in Q3 2017  Intend to hold management buffer to cover changes in FX rates and balance sheet as well as unexpected funding market volatility  Issuance planning considers  Balance sheet evolution  TLAC maturities  Credit spreads and other market considerations  Preferred and sub debt issuance needs based on capital planning requirements and replacement economics TLAC Requirements $185 1 Key Metrics ($B) (at 12/31/2017) External TLAC External long-term debt Eligible Long-term Debt $160 $154 Preferred Equity 26 -- Common Equity Tier 1 183 -- Total $370 $154 % of RWA 24.5% 10.2% Requirement 23.0% 9.5% (Shortfall)/Surplus $22 $11 % of Leverage Assets 11.5% 4.8% Requirement 9.5% 4.5% (Shortfall)/Surplus $65 $10 74

J P M C I N T E R N A L U S E O N L Y F I X E D I N C O M E Wholesale funding sources – Purpose and key features Note: excludes deposits and common equity. For footnoted information, refer to slide 108 Secured Funding Product Typical term Callable Multi- currency TLAC T1/T2 Reg. Cap. LCR NSFR 4 4 Asset-Backed Commercial Paper Generally < 1 year2 7 7 7 4 7 7 7 Card Securitization 1-10 years 7 7 7 4 7 7 7 4 4 7 4 7 7 4 4 7 4 4 7 7 4 7 7 7 7 Ba nk Unsecured Senior Debt 2-30 years 4 4 FHLB Borrowing Generally < 5 years2 4 Structured Notes 2-30 years 4 4 Certificates of Deposit Generally < 1 year 7 7 4 7 Securities loaned / Repo agreements Generally <6 months 7 4 7 4 7 7 7 Br ok er -D ea le r Commercial Paper Generally < 1 year2 7 4 Ho ld Co Structured Notes 2-30 years 4 Collateralized Commercial Paper Generally < 1 year2 7 4 Preferred Stock Perpetual 4 7 Subordinated Debt 10-30 years1 4 4 4 4 4 / 7 4 4 4 4 4 4 7 4 4 7 Available to meet regulatory requirement 4 4 4 4 Senior Unsecured 2-30 years 4 4 2 4 23 2 3 3 2 2 5 2 75

Notes on non-GAAP financial measures and key performance measures

Notes on non-GAAP financial measures

1. In addition to analyzing the Firm's results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a "managed" basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm's definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent ("FTE") basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm's results from a reported to managed basis, see page 52 of the Firm's Annual Report on Form 10-K for the year ended December 31, 2017 ("2017 Form 10-K")
2. Tangible common equity ("TCE"), return on tangible common equity ("ROTCE") and tangible book value per share ("TBVPS"), are non-GAAP financial measures. TCE represents the Firm's common stockholders' equity (i.e., total stockholders' equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders' equity to TCE, see page 54 of the 2017 Form 10-K. ROTCE measures the Firm's net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm's TCE at period-end divided by common shares at period-end. Book value per share was $67.04 at December 31, 2017. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm's use of equity
3. Adjusted expense and adjusted overhead ratio are non-GAAP financial measures. Adjusted expense excluded Firmwide legal expense/(benefit) of $(35) million for the year ended December 31, 2017. The adjusted overhead ratio measures the Firm's adjusted expense as a percentage of adjusted managed net revenue, which excluded a legal benefit of $645 million for the year ended December 31, 2017. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm's performance
4. On December 22, 2017, the Tax Cuts & Jobs Act ("TCJA") was signed into law. Full-year 2017 results reflect the estimated impact of the enactment of the TCJA, which resulted in a $145 million decrease to managed revenue and a $2.4 billion decrease to net income. The full year results also included a legal benefit of $406 million (after-tax) related to a settlement with the FDIC receivership for Washington Mutual and with Deutsche Bank as trustee to certain Washington Mutual trusts. Net income, EPS, ROTCE and TBVPS excluding the impact of these significant items are non-GAAP financial measures. Management believes these measures help investors understand the effect of these items on reported results as well as facilitate a comparison with the performance of peers
5. Net charge-off ("NCO") rates exclude purchased credit-impaired ("PCI") loans; this is a non-GAAP financial measure. For a reconciliation of the NCO rates, including the impact of PCI loans, see pages 59-60 of the 2017 Form 10-K

Notes on key performance measures

6. The Basel III supplementary leverage ratio ("SLR"), to which the Firm was subject to since January 1, 2018, and the Basel III Fully Phased-In common equity Tier 1 ("CET1") capital, risk-weighted assets ("RWA") and the CET1 ratio to which the Firm will be subject on January 1, 2019, are all considered key regulatory capital measures. The capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results in the lower ratio as required by the Collins Amendment of the Dodd-Frank Act (the "Collins Floor"). These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm's capital position. For additional information on these measures, including the Collins Floor, see Capital Risk Management on pages 82-91 of the 2017 Form 10-K
7. Core loans represent loans considered central to the Firm's ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit

NOTES

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Notes on slide 2 – Our brands have never been stronger

1. Tied 2017 Greenwich Quality Leader
2. Tied 2017 Greenwich Quality Leader
3. U.S. Large Corporate Cash Management
4. Chase received the highest numerical EquityScore among bank brands included in the 2017 Harris Poll EquiTrend® Study, which is based on opinions of 102,617 U.S. consumers ages 15 and over surveyed online between December 30, 2016 and February 21, 2017
5. "How Chase Made the Perfect High for Credit Card Junkies," Bloomberg, September 2016
6. Based on JPMorgan Chase data
7. Ownership measures responses to the question: "Which of these financial service providers do you use for your category?" (Categories include a wide range of financial products like personal checking accounts, investments or retirement accounts, credit cards, etc.)
8. Consideration measures responses to the questions: "The next time you are in the market for a financial product or service, how likely are you to consider the following providers?" (Definitely would not consider; Probably would not consider; Probably would consider; Definitely would consider)
9. Familiarity measures responses to the question "Which of the following best describes your familiarity with each financial service provider below?" (Never heard of; Heard of, but not familiar; Somewhat familiar; Very familiar)
10. Awareness measures aided awareness of the brand

NOTES

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J P M C I N T E R N A L U S E O N L Y Notes on slide 3 – Attractive footprint with strong positioning across the U.S. and globally 1. North America client assets and client advisors include Asset & Wealth Management (“AWM”) and Chase Wealth Management (“CWM”), with CWM client assets including all CWM investments and all Chase Private Client (“CPC”) deposits 2. Commercial Banking (“CB”) international revenue denotes non-U.S. revenue from U.S. multinational clients, and number of countries excludes U.S. N O T E S 78

Notes on slide 4 – Strong absolute and relative performance

1. See note 1 on slide 76
2. GS and MS showing reported revenue
3. Net income, EPS, ROTCE and TBVPS adjusted for the impact of enactment of the TCJA; If also adjusted for the 2Q17 legal benefit of $406mm, JPM net income was $26.5B, EPS was $6.87 (up 11% YoY and up 5% for the 10-year CAGR), and ROTCE was 13%
4. Managed overhead ratio = total noninterest expense / managed revenue; revenue for GS and MS is disclosed on a reported basis only
5. JPMorgan Chase adjusted overhead ratio of 57%. See note 3 on slide 76
6. See note 2 on slide 76

NOTES

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JPMORGAN CHASE & CO.

J P M C I N T E R N A L U S E O N L Y N O T E S 1. Reflects Basel III binding Fully Phased-In measure 2. See note 6 on slide 76 3. Global Systemically Important Bank (“GSIB”) 4. Total Loss-Absorbing Capacity (“TLAC”) external long-term debt short-fall 5. Liquidity coverage ratio (“LCR”) and net stable funding ratio (“NSFR”) 6. See note 1 and 3 on slide 76 7. Represents the Federal Reserve's Dodd-Frank Act Stress Test ("DFAST") estimates under the severely adverse scenario published on June 23, 2016 and June 22, 2017, respectively Notes on slide 5 – Continue to operate from a position of strength…across all key dimensions 80

Notes on slide 9 – Digital capabilities are critical to our business

1. Deloitte, "Millennials and Wealth Management" – 2015
2. Capgemini, "2014 World Wealth Report"
3. Novantas Customer Knowledge, USA Multi-channel survey; 2015 (N=4,346), 2017 (N=4,351); Question: "Please rank up to three things a bank could do to be the most convenient bank for your financial needs." Reflects responses of: "Leading online/mobile banking" and "They have a branch location near my home"
4. J.P. Morgan online survey of over 400 institutional investors – October 2017
5. Greenwich Associates Market Pulse 68 – November 2017
6. EY, "Could your clients' needs be your competitive advantage?" – 2016

NOTES

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J P M C I N T E R N A L U S E O N L Y Notes on slide 10 – The business case for digital is compelling 1. For digitally engaged households 2. Reflects Consumer Bank; Consumer Bank household channel segments are defined based on the tenure of the household as of the respective time period. For households with tenure of greater than 12 months, we use the following thresholds calculated over a year: Digitally-centric – <=4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Multi-channel – >4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Branch-centric – >4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year; Other – <=4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year. For households that are less than 12 months on book, we reduce the thresholds by 75% and track the household activity over a three-month time period. Digitally-engaged households includes Digitally-centric households and Multi-channel households. All other households includes Branch-centric households and Other households 3. Net Promoter Score = % promoters minus % detractors. Based on Net Promoter Score data collected from December 2016 through November 2017 4. Retention rates are based on Consumer Bank households with deposit products and exclude households that closed all of their deposit products with Chase. Retention rate for each Consumer Bank household channel segment is calculated by reclassifying households into segments each month based on their channel activity and by taking an average of the annualized monthly rates for the last 12 months as of November 2017 5. Includes Consumer Bank households that had at least one credit transaction and one debit transaction in 2017. Normalized for number of customers per household 6. MyPrivateBanking Research, “Digital and Mobile Solutions for Financial Advisors 2015” 7. Since 2012, based on clients who have logged onto digital platforms in prior 90 days 8. For primary bank customers, simple average across seven age cohorts of the percentage by which average deposit and investment balances per household for digitally engaged households exceed non-digitally engaged households. These seven age cohorts are: Greatest Generation (born 1900- 1927), Silent Generation (born 1928 – 1945), Baby Boomers (born 1946 – 1964), Generation X (born 1965-1980), Old Millennials (born 1981-1989), Young Millennials (born 1990-1997), and other / age not available 9. Represents, for 2017, the estimated annual benefit of the statements suppressed in CCB (i.e., digital vs. paper) 10. Cost differential calculated using variable cost only N O T E S 82

J P M C I N T E R N A L U S E O N L Y Notes on slide 12 – Enhancing the client onboarding process across the bank N O T E S 1. Reflects new-to-bank, multi-product business households after three full months of activity; accounts opened between May through October 2017 vs. 2016 2. Monthly low risk WM “Know Your Customer” (“KYC”) completion time for median client, December 2017 vs. May 2015 3. Reflects accounts opened through Finn or digital account opening for existing customers; less than 8 minutes for new customers 4. For existing customers 83

Notes on slide 13 – Customers rely on Chase digital offerings throughout their daily lives

1. All data reflects average for the 12 months of 2017. Engagement metrics reflect average number of transactions per active users where active users are defined as customers who make at least one transaction during the period. Digital wallet transactions include Android Pay, Apple Pay, Chase Pay and Samsung Pay
2. Average for the 12 months of 2017; reflects average alerts received per card user who received at least one purchase threshold alert
3. Data reflects 4Q17; users of all online and/or mobile platforms who have logged in within the past 90 days

NOTES

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JPMORGAN CHASE & CO.

Notes on slide 14 – We seek to offer innovative digital solutions across products and asset classes

1. Reflects accounts opened through Finn
2. Net Promoter Score = % promoters minus % detractors; as of December 2017
3. Comparison relative to mortgages refinanced through the Consumer Direct (phone) channel. Improvements reflect the monthly ave rage for 4Q17
4. Reflects 4Q17 vs. 4Q16

NOTES

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J P M C I N T E R N A L U S E O N L Y Notes on slide 21 – A rapidly evolving payments landscape creates opportunities across our businesses 1. The Boston Consulting Group Global Payments 2016: Competing in Open Seas 2. World Trade Organization. Represents 2016 world-wide imports for merchandise trade 3. USD messages received by SWIFT for fiscal year 2017 4. SWIFT – December YTD2017 5. The Nilson Report, Issue 1122, December 2017. Data as of 2016 6. "2017 P2P Market Sizing: Moving into High Gear," Javelin Strategy & Research, 2017. Market size includes online and mobile person-to-person transfers via bank and non-bank providers, and excludes wire transfers through banks and money services businesses 7. The Nilson Report, Issue 1105, March 2017. Data as of 2016 8. Reflects 2017 9. Excludes Commercial Card 10. Includes Firmwide QuickPay with Zelle transactions; reflects 2017 11. The Nilson Report, Issue 1122, December 2017 12. World Trade Organization: trade outlook indicator, February 12, 2018 13. “2017-2021 Retail Point of Sale Payment Forecast," Javelin Strategy & Research, November 2017. Growth represents CAGR from 2017 to 2021 N O T E S 86

J P M C I N T E R N A L U S E O N L Y N O T E S 1. Reflects the percentage of the CCB customer population active in each payment category as of October 2017. “Move money” services include all the digital services to send payments (e.g., Wire, Transfer, Bill Pay, and QuickPay with Zelle) and/ or receive payments (e.g., Quick Deposit, QuickPay with Zelle, Internal Transfer) outside of debit and credit card payments. Customers who are active across payments services include those who engage in debit and credit card payments, digital wallet payments, and “move money” services 2. Reflects 30-day active credit and debit card customers; data as of October 2017 3. Includes firmwide QuickPay with Zelle transactions; reflects 2017 4. Reflects the percent of credit card customers who had a sales transaction between October 2017 and December 2017 and also had an embedded payment during that same period. An embedded payment is defined as a transaction at a recurring bill merchant, mobile wallet, or one of Chase’s defined set of embedded payment merchants 5. Based on full-year 2017 sales volume disclosures by peers and JPMorgan Chase estimates. Excludes private label and Commercial Card 6. “2017 P2P Market Sizing: Moving into High Gear,” Javelin Strategy & Research, 2017. P2P market size includes online and mobile person-to-person transfers via bank and non-bank providers, and excludes wire transfers through banks and money services businesses Notes on slide 22 – We are well-positioned to deliver modern payments experiences 87

J P M C I N T E R N A L U S E O N L Y Notes on slide 32 – Consumer & Community Banking – the power of our Consumer franchise 1. Reflects November 2017 2. Reflects 4Q17 3. Reflects users of all web and/or mobile platforms who have logged in within the past 90 days 4. Excludes Commercial Card N O T E S 88

J P M C I N T E R N A L U S E O N L Y Notes on slide 33 – Leading industry deposit growth driven by multi-channel engagement model 1. J.D. Power 2017 National Bank Satisfaction Study, September 2017 2. FDIC 2017 Summary of Deposits survey per S&P Global Market Intelligence. Excludes all branches with $500mm+ in deposits within the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC. Comparisons to 2012 exclude all branches with $500mm+ in deposits within the last ten years. National banks include Wells Fargo, Bank of America, Citi, and U.S. Bancorp and Capital One. Super regional banks include all other top 50 banks by deposits 3. Primary relationship based on JPMorgan Chase definition 4. Reflects Consumer Bank; Consumer Bank household channel segments are defined based on the tenure of the household as of the respective time period. For households with tenure of greater than 12 months, we use the following thresholds calculated over a year: Digitally-centric – <=4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Multi-channel – >4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Branch-centric – >4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year; Other – <=4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year. For households that are less than 12 months on book, we reduce the thresholds by 75% and track the household activity over a three-month time period. Digitally-engaged households includes Digitally-centric households and Multi-channel households 5. Based on total branch visits from 4Q16 through 3Q17 by all CCB customers 6. Reflects 4Q17 7. For primary bank customers, simple average across seven age cohorts of the percentage by which average deposit and investment balances per household for digitally engaged households exceed non-digitally engaged households. These seven age cohorts are: Greatest Generation (born 1900- 1927), Silent Generation (born 1928 – 1945), Baby Boomers (born 1946 – 1964), Generation X (born 1965-1980), Old Millennials (born 1981-1989), Young Millennials (born 1990-1997), and other / age not available N O T E S 89

Notes on slide 35 – We continue to grow and innovate our credit card portfolio

1. Net Promoter Score = % promoters minus % detractors
2. Excludes Commercial Card
3. Estimated industry market size reflects disclosed U.S. full-year 2017 Visa, MasterCard, American Express and Discover payments volume
4. Represents share of general purpose credit card ("GPCC") spend, which excludes private label and Commercial Card; based on company fillings and JPMorgan Chase estimates
5. Reflects Federal Reserve Consumer Credit (G.19) release as of February 7, 2018. Growth reflects change in total revolving credit from December 2012 to December 2017
6. The Nilson Report, Issue 1105, March 2017. Data as of 2016. Chase is the #1 wholly-owned merchant acquirer in the U.S. When volume from joint ventures and revenue sharing arrangements are included in First Data's volume, First Data holds #1 share position in the U.S.
7. Reflects self-reported income at time of application
8. Reflects sales per average open account over the last twelve months
9. Defined as number of cards with greater than zero gross sales divided by total open accounts
10. Defined as open accounts as a percentage of total cumulative booked accounts as of December 2017
11. Compares credit card spend pre-Sapphire Reserve vs. post-Sapphire Reserve acquisitions for existing Chase card customers only. Post-acquisition spend reflects spend through December 2017. Excludes spend from acquisitions post-September 2017

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Notes on slide 36 – We continue to build a higher quality and less volatile home lending business

1. Net Promoter Score = % promoters minus % detractors
2. Federal Reserve Bank of New York Quarterly Report on Household Debt and Credit, February 2018 release; reflects 4Q17 vs. 4Q12 Mortgage and Home Equity Revolving EOP balances
3. Inside Mortgage Finance ("IMF") and JPMorgan Chase internal data. Includes Private Bank originations
4. Primarily includes loans held in Real Estate Portfolios, as well as loans residing in Home Lending Production and Home Lending Servicing, which are predominantly prime mortgage loans repurchased from Government National Mortgage Association ("Ginnie Mae") pools, which are insured by U.S. government agencies
5. Includes runoff portfolios, which are predominantly discontinued products no longer originated and PCI loans
6. IMF 2012 through 2017; 2018F and 2019F reflect average of forecasts from Fannie Mae (1/10/2018), Freddie Mac (1/5/2018), and Mortgage Bankers Association ("MBA") (1/20/2018)
7. Excludes Home Equity and Private Bank loans
8. Reflects data as of November 2017
9. JPMorgan Chase data

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Notes on slide 37 – We continue to grow our auto originations and deepen our relationships

1. Net Promoter Score = % promoters minus % detractors
2. Experian AutoCount data for full-year 2017; reflects financing market share for new and used loans and leases at franchised and independent dealers; auto finance bank lenders are non-captive auto lenders
3. Lease penetration represents new vehicles only; calculated as total leased units divided by vehicle sales for both Chase Auto Finance (Source: OEM Partners) and Industry (Source: Autocount). Chase Auto Finance reflects penetration of total OEM partner sales volume

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Notes on slide 38 – Significant opportunity to grow market share and deepen relationships

1. Net Promoter Score = % promoters minus % detractors
2. Barlow Research Associates, Primary Bank Market Share Database as of 4Q17. Rolling eight quarter average of small businesses with revenues of $100K – <$25mm
3. Reflects JPMorgan Chase estimates
4. Reflects new-to-bank multi-product business households after three full months of activity; accounts opened between May through October 2017 vs. 2016

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Notes on slide 39 – Corporate & Investment Bank – steady, consistent strategy

1. Dealogic as of January 1, 2018
2. Institutional Investor, 2017
3. Source: Coalition. Preliminary 2017 rank analysis for Markets based on Coalition Index (BAML, BARC, BNPP, CITI, CS, DB, GS, HSBC, MS, JPM, SG, and UBS), for Treasury Services based on peer-set (BAML, BNPP, CITI, DB, HSBC, SG, SCB, and WFC), and reflects JPMorgan Chase's business structure
4. Source of assets under custody ("AUC"): Company filings

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J P M C I N T E R N A L U S E O N L Y Notes on slide 40 – Continue to return above cost of capital 1. 2017 ROE and revenue exclude the impact of the TCJA in Fixed Income Markets and a fair value loss on a margin loan related to a single cli ent in Equity Markets; 2016 ROE is restated to reflect 2017 methodology and a constant capital basis of $70B 2. Coalition. 2017 based on preliminary results. Market share reflects JPMorgan Chase’s share of the global industry revenue poo l, and reflects JPMorgan Chase’s business structure 3. Client activity measure used primarily for sales and client management as a proxy for volume 4. Marginal ROE based on 2017 data N O T E S 95

Notes on slide 41 – Preserve our leading positions and deepen our share

1. Coalition. 2017 based on preliminary results. Rank analysis based on Coalition Index (BAML, BARC, BNPP, CITI, CS, DB, GS, HSBC, MS, JPM, SG, and UBS). Market share reflects JPMorgan Chase's share of the global industry revenue pool. Market share & rank analysis based on JPMorgan Chase's business structure
2. Coalition. 2017 based on preliminary results. Regional rank analysis based on Coalition Index (BAML, BARC, BNPP, CITI, CS, DB, GS, HSBC, MS, JPM, SG, and UBS), and reflects JPMorgan Chase's business structure

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Notes on slide 49 – Asset & Wealth Management – focus on client outcomes

1. The "5 yr Investment performance" analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on a 5-year basis as of December 31, 2017. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil domiciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a "primary share class" level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The "primary share class", as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one "primary share class" territory both rankings are included to reflect local market competitiveness (applies to "Offshore Territories" and "HK SFC Authorized" funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results
2. Includes all Chase Wealth Management Investments ("CWM") and all Chase Private Client ("CPC") deposits
3. 2017 average balances

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J P M C I N T E R N A L U S E O N L Y Notes on slide 51 – Leading long-term performance, consistently strong flows, product innovation N O T E S 1. The “% of 2017 JPMAM long-term mutual fund AUM over peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on 1, 5, and 10 year basis as of December 31, 2017. All quartile rankings, the as signed peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningsta r for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil domiciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level fo r U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the por tfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory both rankings are included to reflect local market competitiveness (applies to “Offshore Territories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results. The classifications in terms of product categories shown are J.P. Morgan’s own 2. Source: Company filings, J.P. Morgan estimates. Peers include BLK, MS, UBS, and GS. UBS converted into USD at average 2013 -2017 exchange rate 3. Long-term AUM 4. Long-term AUM, administration, brokerage, custody, and deposit for AWM, CWM investments, and new-to-firm CPC deposits 5. Long-term AUM, fee-generating brokerage, and deposits in fee-generating brokerage accounts 6. Long-term AUM, brokerage, and deposit 7. Long-term AUM and brokerage 98

Notes on slide 52 – Complementing client portfolios with banking and liquidity products

1. Pro-forma, reflecting AWM's Wealth Management business ("WM") plus CWM investments and CPC deposits
2. Includes assets managed on behalf of other JPMAM investment teams
3. Source: iMoneynet as of February 23, 2018
4. Includes HELOCs and $1.1B of CIO portfolio mortgage loans for AWM clients, with <5% of conforming loans
5. Percent of combined WM and CPC clients with loan facilities

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Notes on slide 53 – Hiring client advisors and increasing productivity

Source: Company filings, J.P. Morgan estimates. UBS converted into USD at the average daily 2017 exchange rate for pre-tax income and the spot exchange rate as of December 31, 2017 for client assets

1. Includes AWM and CWM, including all CWM investments and CPC deposits. Client assets include total AUM, administration, brokerage, custody, and deposits
2. Total AUM
3. Total AUM, brokerage, custody, and deposits
4. Total AUM, brokerage, and deposits
5. Total primary sales professionals, including financial advisors and wealth advisors
6. Retail Brokerage financial advisors

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Notes on slide 57 – Fortress balance sheet – deposits

1. To ensure consistent comparison over time, years prior to 2017 have been adjusted for certain methodology changes regarding the classification of operating and non-operating deposits
2. Represents operating and retail/SME ("small and medium enterprise") deposits within the CIB, CB and Corporate lines of businesses based on the U.S. LCR rule. Excludes operating and retail/SME deposits in CCB and AWM
3. Represents non-operating deposits within the CIB, CB and Corporate lines of businesses based on the U.S. LCR rule, and includes all certificates of deposits in Corporate. Excludes non-operating deposits in CCB and AWM
4. Other includes collateralized deposits, margin cash deposits in CIB, and certain time deposits
5. Represents the average for December 2014 vs. the full-year 2017 average 3-year CAGR
6. December 2014 and full-year 2015 balances include the commercial paper sweeps product, which was discontinued in 2015
7. FY2015 balances are partially based on an average of weekly spot numbers

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Notes on slide 58 – Both quantitative tightening and rate hikes will likely cause migration of deposits

1. Large time deposit growth has been adjusted for the slope of the yield curve based on regression analysis: large time deposit YoY % change = −0.69 + 5 * (1 year forward 1 month swap rate − spot 1 month overnight indexed swap) + 5.7 * spread differential between money market funds ("MMF") and retail deposit proxy
2. Retail deposit growth adjusted for M2 based on regression: retail deposit YoY % change = 1.476 + 1.2 * M2 deposits YoY% change − 2.1 * spread differential between MMF and retail deposit proxy

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J P M C I N T E R N A L U S E O N L Y Notes on slide 61 – Noninterest revenue trajectory N O T E S 1. Includes investments in Sapphire Reserve and other notable items 2. Notable items in Markets exclude revaluation of tax-oriented investments related to the TCJA in 2017 and a fair value loss on a margin loan to a single client 3. Other notable items include a legal benefit related to a settlement with the FDIC receivership for Washington Mutual and with Deutsche Bank as trustee to certain Washington Mutual trusts, revaluation of tax-oriented investments related to the TCJA, and a fair value loss on a margin loan to a single client 4. Markets includes both NII and NIR 103

Notes on slide 62 – Adjusted expense – continuing to fund investments and growth

1. Growth and efficiencies also include other offsetting non-core items, including benefits associated with the elimination of the FDIC surcharge
2. See note 3 on slide 76
3. Includes compensation associated with growth in revenue producers
4. Gross marketing includes ~$2.5B of Card "SFAS 91" acquisition costs, which are recognized as contra revenue and are not included in 2018 adjusted expense

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Notes on slide 68 – Leading client franchises

1. FDIC 2017 Summary of Deposits survey per S&P Global Market Intelligence. Excludes all branches with $500mm+ in deposits within the last two years (which are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC. 2006 excludes Washington Mutual Bank ("WaMu") and Bank of New York branch purchases
2. Represents share of general purpose credit card ("GPCC") spend, which excludes private label and Commercial Card; based on peer company filings and JPMorgan Chase estimates
3. The 2006 figure reflects First Data joint venture
4. IB fees market share for all periods presented are based on wallet data from Dealogic as of January 1, 2018
5. Coalition. 2017 based on preliminary results. 2016 and 2017 rank analysis based on Coalition Index (BAML, BARC, BNPP, CITI, CS, DB, GS, HSBC, MS, JPM, SG, and UBS). Market share reflects JPMorgan Chase's share of the global industry revenue pool. Market share & rank analysis based on JPMorgan Chase business structure. 2006 rank analysis is based on JPMorgan Chase analysis
6. Represents Top 50 Metropolitan Statistical Areas ("MSA") where CB has a presence
7. Includes the commercial term lending portfolio acquired in the 2008 WaMu transaction. S&P Global Market Intelligence based on FDIC data as of 12/31/17
8. Represents the "overall star rating" derived from Morningstar for the U.S., the U.K., Luxembourg, Hong Kong and Taiwan domiciled funds; and Nomura "star rating" for Japan domiciled funds. Includes only Asset Management retail open-ended mutual funds that have a rating. Excludes money market funds, Undiscovered Managers Fund, and Brazil domiciled funds
9. Source: Company filings and JPMorgan Chase estimates. Rankings reflect competitors in the peer group with publicly reported financials and 2017 client assets of at least $500B as follows: Allianz, BAC, BEN, BK, BLK, CS, GS, IVZ, MS, TROW, UBS. JPMorgan Chase's ranking reflects AWM long-term AUM, administration, brokerage, custody, and deposits, Chase Wealth Management investments, and new-to-firm Chase Private Client deposits
10. Strategic Insight as of February 6th, 2018
11. Capgemini World Wealth Report 2017. Market share estimated based on 2016 data (latest available)
12. FDIC 2017 Summary of Deposits survey per S&P Global Market Intelligence. Excludes all branches with $500mm+ in deposits within two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC

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J P M C I N T E R N A L U S E O N L Y Notes on slide 68 – Leading client franchises N O T E S 13. Based on 2017 sales volume and loans outstanding disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorgan Chase estimates for AXP’s U.S . small business sales. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 14. “Credit Card Monitor 2017: Cobrand Market Shares by Issuer,” Phoenix, for 12 -month period ending October 2017. Based on card accounts, revolving balance dollars and spending dollars 15. The Nilson Report, Issue 1108, April 2017. Data as of 2016 16. The Nilson Report, Issue 1105, March 2017. Data as of 2016. Chase is the #1 wholly-owned merchant acquirer in the U.S. When volume from joint ventures and revenue sharing arrangements are included in First Data’s volume, First Data holds the #1 share position in the U.S. 17. Dealogic as of January 1, 2018 18. Coalition. Preliminary FY 2017 revenues divided by Front-Office full-time equivalents for the first-half of 2017 19. Source of Assets under custody (“AUC”): Company filings 20. SWIFT volume report as of December YTD17 21. Thomson Reuters LPC as of FY17 22. The “10-year LT mutual fund AUM in top 2 quartiles” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on a 10-year basis as of December 31, 2017. All quartile rankings, the assigned peer categories and the ass et values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg an d Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil domi ciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dol lars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory both rankings are included to reflect local market competitiveness (applies to “Offshore Territories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results 23. Euromoney, 2017 results released February 2018 106

J P M C I N T E R N A L U S E O N L Y Notes on Fixed Income Slide 70 – Capital markets funding sources 1. The Firm’s obligations under the collateralized commercial paper ("CCP") programs are reported under other borrowed funds ("OBF") and securities loaned or sold under agreements to repurchase ("repo agreements"), in the amount of $14.3B and $3.4B, respectively as of December 31, 2017. The balances reflected above for OBF and securities loaned/repo agreements exclude balances related to the CCP programs. OBF incl udes ~$2B of short- term secured borrowings. Commercial Paper and OBF are included in short-term borrowings on the Firm's Consolidated balance sheets as of December 31, 2017 and 2016 2. Includes federal funds purchased, long-term securities loaned and structured repo agreements; and client-driven loan securitizations which are included in beneficial interests issued by consolidated variable interest entities on the Firm’s Consolidated balance sheets, totaling ~$7B as of December 31, 2017 3. Includes junior subordinated debt and trust preferred securities Slide 71 – JPMorgan Chase & Co. (HoldCo) unsecured long-term debt outstanding 1. Eligible long-term debt (“LTD”) with maturity > 1 year count toward the external TLAC (“total loss absorbing capacity”) requirement. Eligible LTD with a maturity > 2 years, plus 50% of eligible LTD with a maturity between 1-2 years count toward the external LTD requirement 2. Represents callable notes with an option to redeem 1 year prior to maturity 3. Non-TLAC eligible debt is approximately $0.5B for 2019, $0.4B for 2020, $0.2B for 2021, $0.2B for 2022 and $2.7B for >2022 Slide 72 – JPMorgan Chase & Co. (HoldCo) benchmark issuance 1. Excludes preferred equity issuance 2. Weighted average maturity (“WAM”) is calculated based on the final maturity of all unsecured long -term debt issuance 3. Represents callable notes with an option to redeem 1 year prior to maturity, except for callable preferred stock issuance N O T E S 107

J P M C I N T E R N A L U S E O N L Y Notes on Fixed Income Slide 73 – Firmwide long-term funding outstanding 1. Includes junior subordinated debt and trust preferred securities 2. Includes $1.8B and $1.5B of student loan securitizations in 2015 and 2016, respectively 3. Includes $0.5B of other secured debt in a HoldCo subsidiary in each of 2015 and 2016 4. Senior unsecured for Bank Subs includes $7.7B, $3.9B and $0.3B of subordinated debt in 2015, 2016 and 2017, respectively Slide 75 – Wholesale funding sources – Purpose and key features 1. Currently not optimal from a regulatory capital treatment perspective to issue with a tenor of less than 10 years 2. Commercial Paper (“CP”)/Collateralized Commercial Paper (“CCP”)/Asset-Backed Commercial Paper (“ABCP”) can be issued up to 397 days, except for puttable CP/CCP/ABCP, and any CP/CCP relying on the SEC rule 3(a)3 exemption, which has a maximum tenor of 270 days. Certifi cates of Deposit (“CD”) do not have a maximum contractual maturity. Federal Home Loan Bank (“FHLB”) advances can have a legal maturity of up to 30 years and can also be extendible. Net stable funding ratio (“NSFR”) reflects eligibility for maturities >365 days 3. CP, CCP and ABCP can be issued in callable format, but this feature is currently not optimal from a liquidity perspective 4. Multi-currency represents two or more currencies 5. Certain plain-vanilla debt that is classified as structured notes is TLAC-eligible N O T E S 108

J P M C I N T E R N A L U S E O N L Y Forward-looking statements N O T E S This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission and available on JPMorgan Chase & Co.’s website https://www.jpmorganchase.com/corporate/investor- relations/investor-relations and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 109